                                                                 Exhibit 99.b.13

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 94,000 shares of beneficial interest of the American AAdvantage Money Market Mileage Fund which we have purchased from you today in the aggregate amount of $94,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 1,000 shares of beneficial interest of the American AAdvantage U.S. Treasury Money Market Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 1,000 shares of beneficial interest of the American AAdvantage Municipal Money Market Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 50 shares of beneficial interest of the American AAdvantage Balanced Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 50 shares of beneficial interest of the American AAdvantage Limited-Term Income Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 50 shares of beneficial interest of the American AAdvantage International Equity Income Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President

                                AMR Investments
                            P.O. Box 619003, MD 5645
                  Dallas/Fort Worth Airport, Texas 75261-9003
                                 (817) 967-3509
                               (817) 967-0768 Fax



                                       September 13, 1995


American AAdvantage Mileage Funds


Ladies and Gentlemen:

         This letter concerns the 50 shares of beneficial interest of the American AAdvantage Growth and Income Mileage Fund which we have purchased from you today in the aggregate amount of $1,000. Please be advised that these shares were purchased for investment only with no present intention of selling such shares, and we do not now have any intention of redeeming or selling such shares.


                                       Very truly yours,


                                       /s/ W.F. Quinn
                                       William F. Quinn
                                       President